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                                                                       EXHIBIT 5


                        GARY STEVEN FINDLEY & ASSOCIATES

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
Gary Steven Findley*                        A PROFESSIONAL CORPORATION               Telephone
Thomas Q. Kwan                                   ATTORNEYS AT LAW               (714) 630-7136
Laura Dean-Richardson                                                               Telecopier
Debra L. Barbin                              1470 NORTH HUNDLEY STREET          (714) 630-7910
         --------                           ANAHEIM, CALIFORNIA  92806          (714) 630-2279
*A Professional Corporation
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                                 March 18, 2002





Mission Bancorp
1330 Truxtun Avenue
Bakersfield, California 93301

Re:      Registration Statement on Form S-4

Gentlemen:

At your request, we have examined the form of Registration Statement to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, for the offer and sale of up to 555,584 shares of your common stock, no par value (the "Bancorp common stock"). We are familiar with the actions taken or to be taken in connection with the authorization, issuance and sale of the Bancorp common stock.

It is our opinion that, subject to said proceedings being duly taken and completed as now contemplated before the issuance of the Bancorp common stock, the Bancorp common stock, will, upon the issuance and sale thereof be legally and validly issued and fully paid and nonassessable.

We consent to the use of this opinion as an exhibit to said Registration Statement.



                                              Respectfully submitted,

                                              GARY STEVEN FINDLEY & ASSOCIATES



                                              By:    /s/ Gary Steven Findley
                                                  ------------------------------
                                                     Gary Steven Findley
                                                     Attorney at Law